Exhibit 99.1

FORM OF INSTRUCTIONS AS TO USE OF
OVERSTOCK.COM, INC. SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by Overstock.com, Inc., a Delaware corporation (“Overstock”), to the holders of record (the “Recordholders”) of its common stock, $0.0001 par value per share (the “Common Stock”), as described in the Overstock prospectus supplement dated November 14, 2016 (the “Prospectus Supplement”) and accompanying base prospectus dated December 9, 2015 (the “Base Prospectus” and together with the Prospectus Supplement, the “Prospectus”). Recordholders of Common Stock as of 4:00 p.m., Eastern Time, on November 10, 2016 (the “Record Date”) are receiving, at no charge, non-transferable subscription rights (the “Rights”) to subscribe for shares of Overstock’s Blockchain Voting Series A Preferred Stock, $0.0001 par value per share (the “Series A Preferred”), Voting Series B Preferred Stock, $0.0001 par value per share (the “Series B Preferred”), or any combination of both series. In the Rights Offering, Overstock is offering an aggregate of up to 1,000,000 shares of Series A Preferred and Series B Preferred, subject to the right of the Board of Directors of Overstock to increase the size of the Rights Offering up to an aggregate of 2,000,000 shares of Series A Preferred and Series B Preferred or to decrease the size of the Rights Offering to an aggregate of fewer than 1,000,000 shares. Subject to the matters described herein and in the Prospectus, each holder of Rights will be entitled to subscribe for any number of Series A Preferred, Series B Preferred, or any combination of both series, up to the aggregate number of Rights held by such holder, subject to proration as described in the Prospectus, and subject to the requirements, among others, that any person who subscribes for Series A Preferred must be a U.S. resident or entity meeting the qualifications described below and must open an account with Keystone Capital Corporation (“Keystone”). Individual U.S. residents must provide a Form W-9 and must be either a U.S. citizen with a U.S. address or a U.S. permanent resident alien who has maintained a residence in the United States for a minimum of one year and possesses a valid U.S. Social Security number. A corporation, partnership or limited liability company formed under the laws of the United States or any state and that has a physical address in the United States and provides a valid U.S. employer identification number may also subscribe for shares of Series A Preferred. Subject to additional requirements that Keystone may impose, a trust may subscribe for shares of Series A Preferred as described in the Prospectus if the trust has a physical address in the United States and all of the trustees would qualify to purchase Series A Preferred on their own behalf. Series A Preferred may be acquired and held only by the beneficial owner, and may not be held in “street name” or by any nominee, except that custodial accounts for minors will be permitted if the custodian would qualify to purchase Series A Preferred on its own behalf, subject to the limitations described in the Prospectus.

Each Recordholder will receive one Right for each 10 shares of Common Stock owned of record as of 4:00 p.m., Eastern Time, on the Record Date, plus one additional Right if the number of shares of Common Stock held by such Recordholder on the Record Date is not exactly divisible by 10. The subscription period commences on November 15, 2016. The Rights will expire if the Recordholder has not completed the process to exercise the Rights and delivered cleared funds to Computershare Trust Company, N.A., as Subscription Rights Agent (the “Subscription Agent”), as described in the Prospectus, by 5:00 p.m., Eastern Time, on December 6, 2016 (the “Expiration Time”), unless Overstock extends the subscription period. Each Right will allow the holder thereof to subscribe for one share of Series A Preferred or one share of Series B Preferred (the “Basic Subscription Privilege”) at the Subscription Price (as defined below) and will include an over-subscription privilege (the “Over-Subscription Privilege”) to subscribe for any shares of Series A Preferred or Series B Preferred that are not subscribed for by other stockholders through the exercise of their Basic Subscription Privileges (the “Unsubscribed Shares”) at the same Subscription Price per share. For example, if a Recordholder owned 1,000 shares of Common Stock as of 4:00 p.m., Eastern Time, on the Record Date, it would receive 100 Rights and would have the right, subject to proration as described in the Prospectus, to subscribe for up to an aggregate of 100 shares of Series A Preferred, Series B Preferred, or any combination of both series, for the Subscription Price; in addition, if such Recordholder were to fully exercise its Rights and subscribe for 100 shares of one series, such Recordholder would have the right, subject to proration as described in the Prospectus, to subscribe for additional shares of that same series, for the same Subscription Price.

The subscription price (the “Subscription Price”), whether for shares of Series A Preferred or shares of Series B Preferred, and for both the Basic Subscription Privilege and the Over Subscription Privilege, will be calculated as the lower of: (A) $15.68 (the “Maximum Price”), or (B) 95% of the volume-weighted average trading price of the Common Stock on the Nasdaq Global Market for the five (5) trading days ending on and including December 6, 2016 (the “End of

Subscription Period Price”). You will be required to fund your subscription at the Maximum Price. If the End of Subscription Period Price is lower than the Maximum Price, the Subscription Agent will refund the difference to you promptly after the closing of the Rights Offering.

You may exercise your Rights by subscribing solely for shares of Series A Preferred or solely for shares of Series B Preferred, or you may subscribe for a mix of Series A Preferred and Series B Preferred in any combination you wish. If you attempt to subscribe for shares of Series A Preferred but are unable to satisfy Keystone’s requirements for opening a brokerage account, you will be entitled to elect to receive shares of Series B Preferred. However, you must subscribe for only one series pursuant to your Basic Subscription Privilege in order to also exercise the Over-Subscription Privilege. You will not be entitled to the Over-Subscription Privilege if you subscribe for shares of both series pursuant to your Basic Subscription Privilege. You may exercise your Over-Subscription Privilege only for shares of the same series that you subscribe for pursuant to your Basic Subscription Privilege. Both the Basic Subscription Privilege and the Over-Subscription Privilege are subject to proration as described in the Prospectus. Overstock will not issue more than 1,000,000 shares, in the aggregate, of Series A Preferred and Series B Preferred, unless its board of directors authorizes an increase in the size of the offering. The board of directors has no obligation to authorize any increase in the size of the offering. In any case, Overstock will not issue more than 2,000,000 shares, in the aggregate, of Series A Preferred and Series B Preferred, in the offering.

Overstock has the option to extend the subscription period for a period not to exceed 30 days, at its sole discretion.  If Overstock extends the subscription period, (i) all Basic Subscription Privileges exercised prior to the beginning of the extension period will be honored first, (ii) all Over-Subscription Privileges exercised prior to the beginning of the extension period will be honored second, and (iii) all Basic and Over-Subscription Privileges exercised during the extension period will be filled daily on a first-come, first-served basis. If the Rights Offering is extended and over-subscribed, subscriptions received on the day on which the offering is first over-subscribed will be prorated.

The number of shares available pursuant to the subscription privileges is further subject to reduction as a result of the Tax Attributes and other matters as described in the Prospectus.

To subscribe, you must send your payment based on the Maximum Price. You will be required to submit payment in full for all the shares you wish to buy. Because Overstock will not know the total number of Unsubscribed Shares prior to the Expiration Time, if you wish to maximize the number of shares you subscribe for pursuant to your subscription privileges, you will need to deliver payment in an amount equal to the aggregate Maximum Price for the maximum number of shares of Series A Preferred, Series B Preferred, or any combination of both series, that you subscribe for, assuming that no stockholder other than you has subscribed for any shares of Series A Preferred or Series B Preferred pursuant to such stockholder’s Basic Subscription Privilege and Over-Subscription Privilege. Do not subscribe for more shares than you desire to purchase. Any excess subscription payments received by the Subscription Agent will be returned promptly, without interest.

Overstock will not be required to issue shares of its Series A Preferred or Series B Preferred to you if the Subscription Agent does not receive your cleared funds prior to the Expiration Time, regardless of when you send the subscription payment and related documents. It may take five business days or longer for your check to clear after the Subscription Agent receives it. Overstock may extend the Expiration Time by giving oral or written notice to the Subscription Agent on or before the Expiration Time. If Overstock elects to extend the Expiration Time, it will issue a press release announcing such extension no later than 9:00 a.m., Eastern Time, on the next business day after the most recently announced Expiration Time.

The Rights will be evidenced by non-transferable Rights certificates (the “Rights Certificates”). The number of Rights to which you are entitled is printed on the face of your Rights Certificate. You should indicate your wishes with regard to the exercise of your Rights by (1) completing the subscription process via the web portal established by the Subscription Agent, which may be accessed at https://www.mydigitalshares.com (the “Subscription Portal”), with respect to subscriptions for shares of Series A Preferred, and (2) completing the appropriate portions of your Rights Certificate and returning the certificate to the Subscription Agent in the envelope provided, with respect to subscriptions for shares of Series B Preferred.

YOU MUST COMPLETE THE SUBSCRIPTION PROCESS VIA THE SUBSCRIPTION PORTAL TO EXERCISE RIGHTS TO SUBSCRIBE FOR SHARES OF SERIES A PREFERRED PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE AND, IF APPLICABLE, THE OVER-SUBSCRIPTION PRIVILEGE, AND SUBMIT FULL PAYMENT OF THE MAXIMUM PRICE FOR EACH SHARE OF SERIES A PREFERRED YOU WISH TO SUBSCRIBE FOR, IN ACCORDANCE WITH THE INSTRUCTIONS ON THE SUBSCRIPTION PORTAL, AT OR BEFORE THE EXPIRATION TIME.

YOUR RIGHTS CERTIFICATE AND SUBSCRIPTION PRICE PAYMENT FOR EACH RIGHT THAT IS EXERCISED FOR SUBSCRIPTIONS OF SHARES OF SERIES B PREFERRED PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE PLUS THE FULL MAXIMUM PRICE FOR ANY ADDITIONAL SHARES OF SERIES B PREFERRED SUBSCRIBED FOR PURSUANT TO THE OVER-SUBSCRIPTION PRIVILEGE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, AT OR BEFORE THE EXPIRATION TIME.

ONCE A HOLDER OF RIGHTS HAS EXERCISED THE BASIC SUBSCRIPTION PRIVILEGE AND, IF APPLICABLE, THE OVER-SUBSCRIPTION PRIVILEGE, SUCH EXERCISE MAY NOT BE REVOKED. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION TIME WILL EXPIRE.

IF ANY INFORMATION IN THESE INSTRUCTIONS IS INCONSISTENT WITH THE PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE INFORMATION PROVIDED IN THE PROSPECTUS SUPPLEMENT.

1. Method of Subscription — Exercise of Rights.

Subscriptions for Series A Preferred

To exercise Rights to subscribe for shares of Series A Preferred, you must complete the subscription process via the Subscription Portal and submit payment of the Subscription Price as provided on the Subscription Portal. For more information, please refer to the document entitled “Instructions for Exercise of Subscription Rights for Shares of Blockchain Voting Series A Preferred” that accompanied your Rights Certificate.

Subscriptions for Series B Preferred

To exercise Rights to subscribe for shares of Series B Preferred, complete your Rights Certificate and send the properly completed and executed Rights Certificate evidencing such Rights, together with payment in full of the Maximum Price for each share of Series B Preferred subscribed for pursuant to the Basic Subscription Privilege plus the full Maximum Price for any Unsubscribed Shares you elect to subscribe for pursuant to the Over-Subscription Privilege, to the Subscription Agent, at or prior to the Expiration Time. Payment of the Subscription Price will be held in an account to be maintained by the Subscription Agent. All payments must be made in U.S. dollars for the full number of shares of Series B Preferred being subscribed for, by either a personal check or a certified check, in each case drawn upon a U.S. bank and payable to Computershare. Payments will be deemed to have been received upon (i) clearance of any uncertified check or (ii) receipt by the Subscription Agent of any certified check drawn upon a U.S. bank. If paying by uncertified personal check, please note that the funds paid thereby may take five or more business days to clear. Accordingly, Rights holders who wish to pay the Subscription Price by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment is received and clears by such date and are urged to consider payment by means of certified check. If the Subscription Price is determined to be the End of Subscription Period Price instead of the Maximum Price, the Subscription Agent, promptly after the Expiration Time, will refund all excess payments made by each Record Holder that has properly exercised Rights.

The Rights Certificate and payment of the Subscription Price must be delivered to the Subscription Agent as provided below:

By First Class Mail	By Express Mail or Overnight Delivery

Computershare Trust Company, N.A. Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Corporate Actions Voluntary Offer 250 Royall Street, Suite V Canton, MA 02021

If you have other questions or need assistance, please contact the information agent, Georgeson LLC, toll free at 866-432-2791 or by e-mail to Overstock@Georgeson.com.

Delivery to an address other than those above does not constitute valid delivery.

Information Applicable to Subscriptions for Either Series

Brokers, custodian banks and other nominee holders of Rights who exercise the Basic Subscription Privilege and the Over-Subscription Privilege on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and Overstock, in connection with the exercise of the Over-Subscription Privilege, as to the aggregate number of Rights that have been exercised pursuant to the Basic Subscription Privilege and the number of shares of Series A Preferred, Series B Preferred, or both, that are being subscribed for pursuant to the Over-Subscription Privilege, by each beneficial owner of Rights (including such nominee itself) on whose behalf such nominee holder is acting.

Overstock can provide no assurances that there will be enough shares available to subscribe for the aggregate number of shares of Series A Preferred and Series B Preferred issuable upon the exercise in full of your Basic Subscription Privilege or your Over-Subscription Privilege at the expiration of the Rights Offering. Overstock will not be able to satisfy your exercise of the Basic Subscription Privilege if all or a significant percentage of the Rights holders exercise their Basic Subscription Privileges in full, and we will only honor Over-Subscription Privileges to the extent sufficient Unsubscribed Shares are available following the exercise of subscription rights under the Basic Subscription Privileges. All subscriptions, including those under the Basic Subscription Privilege, will be subject to proration.

To the extent the aggregate Subscription Price of the maximum number of shares of Series A Preferred and Series B Preferred that you subscribe for pursuant to the subscription privileges is less than the amount you actually paid in connection with the exercise of the privileges, or if you do not indicate the number of Rights being exercised, you will be allocated only the number of Series A Preferred, Series B Preferred, or both, that you subscribe for, promptly after the Expiration Time, and your excess subscription payment received by the Subscription Agent will be returned promptly, without interest.

To the extent the amount you actually paid in connection with the exercise of the subscription privileges is less than the aggregate Subscription Price of the maximum number of shares of Series A Preferred and Series B Preferred that you subscribe for, you will be allocated only the number of shares of Series A Preferred, Series B Preferred, or both, for which you actually paid in connection with the privileges. See “The Subscription Rights and the Rights Offering—The Subscription Rights” in the Prospectus Supplement.

2.  Issuance of Series A Preferred and Series B Preferred.

The following deliveries and payments will be made, as applicable, to the address shown on the face of your Rights Certificate, unless you provide instructions to the contrary on the Subscription Portal or in your Rights Certificate, as applicable.

(a) Basic Subscription Privilege. As soon as practicable after the Expiration Time, and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, (1) with respect to any shares of Series A Preferred that are subscribed for, the Subscription Agent will credit such shares to each exercising Rights holder’s required online brokerage account with Keystone, and (2) with respect to any shares of Series B Preferred that are subscribed for, the Subscription Agent will make the necessary book-entry transfers representing the shares of Series B Preferred subscribed for pursuant to the Basic Subscription Privilege.

(b) Over-Subscription Privilege. As soon as practicable after the Expiration Time, and after all allocations pursuant to the Basic Subscription Privilege and all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, (1) with respect to any shares of Series A Preferred that are over-subscribed for, the Subscription Agent will credit such shares to each exercising Rights holder’s required online brokerage account with Keystone, and (2) with respect to any shares of Series B Preferred that are over-subscribed for, the Subscription Agent will make the necessary book-entry transfers representing the shares of Series B Preferred allocated to such Rights holder pursuant to the Over-Subscription Privilege.

(c) Excess Cash Payments. Promptly after the Expiration Time and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, any excess subscription payments received by the Subscription Agent in payment of the Subscription Price will be returned by check mailed (1) with respect to any subscriptions for Series A Preferred, to each beneficial owner, and (2) with respect to any subscriptions for Series B Preferred, to each Recordholder, in each case without interest.

3. No Sale or Transfer of Rights.

The subscription rights granted to you are non-transferable and, therefore, you may not sell, transfer or assign your subscription rights to anyone.

4. Execution.

With respect to exercises of Rights to subscribe for shares of Series B Preferred:

(a) Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

5. Method of Delivery.

The method of delivery of Rights Certificates (with respect to subscriptions for shares of Series B Preferred) and payment of the Subscription Price (with respect to subscriptions for shares of either series) to the Subscription Agent will be at the election and risk of the Rights holder. However, to ensure that the Subscription Agent receives your funds prior to the Expiration Time, you must use a certified check. If you send an uncertified check, payment will not be deemed to have been received by the Subscription Agent until the check has cleared, but if you send a certified check, payment will be deemed to have been received by the Subscription Agent immediately upon receipt of the certified check. Any personal check used to pay for shares of Series A Preferred or Series B Preferred must clear the appropriate financial institutions prior to the Expiration Time. The clearinghouse may require five or more business days. Accordingly, Recordholders that wish to pay the Subscription Price by means of an uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure such payment is received and clears by such date.

6. Special Provisions Relating to the Delivery of Rights through the Depository Trust Company.

In the case of Rights that are held of record through The Depository Trust Company (“DTC”), exercises of the Basic Subscription Privilege and of the Over-Subscription Privilege may be effected by instructing DTC to transfer Rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with certification as to the aggregate number of Rights exercised pursuant to the Basic Subscription Privilege and the number of Unsubscribed Shares subscribed for pursuant to the Over-Subscription Privilege by each beneficial owner of Rights on whose behalf such nominee is acting, and payment of the Subscription Price for each share of Series A Preferred and each share of Series B Preferred subscribed for pursuant to the Basic Subscription Privilege and the Over-Subscription Privilege.

7. Form W-9.

Each Rights holder who elects to exercise Rights to subscribe for shares of Series B Preferred should provide the Subscription Agent with a correct Taxpayer Identification Number (“TIN”) on Form W-9, a copy of which accompanies these Instructions. Additional copies of Form W-9 may be obtained upon request from the Subscription Agent at the address set forth above or by calling the Information Agent, Georgeson LLC, at 866-432-2791 (toll free).  Each Rights holder who elects to exercise Rights to subscribe for shares of Series A Preferred should follow the instructions on the Subscription Portal with respect to the provision of a correct TIN to the Subscription Agent.  Failure to provide the information on the form may subject such holder to a $50.00 penalty for each such failure and to U.S. federal income tax backup withholding (currently at a 28% rate) with respect to dividends that may be paid by Overstock on shares of Series A Preferred and Series B Preferred acquired upon the exercise of Rights (for those holders exercising Rights).